Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 (18 U.S.C. 1350)

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of SwissINSO Holding Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

 (1)           The Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)           The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:  April 15, 2011
/s/ Manuel de Sousa
Manuel de Sousa
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to SwissINSO Holding Inc. and will be retained by SwissINSO Holding Inc. and furnished to the Securities and Exchange Commission or its staff upon request.